UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Explanatory Note.

On November 23, 2022, Broad Street Realty, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Closing 8-K”) in connection with its acquisition of Midtown Row and Lamar Station Plaza (together, the “Acquired Properties”).

This amendment to the Closing 8-K is being filed for the sole purpose of filing the historical statements of revenues and certain operating expenses of the Acquired Properties and the related pro forma financial information of the Company required by Item 9.01 of Form 8-K, and should be read in conjunction with the Closing 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Historical Financial Statements.

The following are set forth in Exhibit 99.1 hereto, which is incorporated by reference herein:

•
Independent Auditor’s Report
•
Statements of Revenues and Certain Operating Expenses of Midtown Row for the nine months ended September 30, 2022 and the year ended December 31, 2021.
•
Notes to Statements of Revenues and Certain Operating Expenses

The following are set forth in Exhibit 99.2 hereto, which is incorporated by reference herein:

•
Independent Auditor’s Report
•
Statements of Revenues and Certain Operating Expenses of Lamar Station Plaza for the nine months ended September 30, 2022 and the year ended December 31, 2021.
•
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information.

The following are set forth in Exhibit 99.3 hereto, which is incorporated by reference herein:

•
Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2022
•
Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the nine months ended September 30, 2022 and the year ended December 31, 2021.
•
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditor.
99.1	Historical Statements of Revenues and Certain Operating Expenses of Midtown Row.
99.2	Historical Statements of Revenues and Certain Operating Expenses of Lamar Station Plaza.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.
104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY, INC.

February 9, 2023	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer